Rule 497(e)
                                                             File Nos. 002-75503
                                                                       811-03364

                             Maxim Series Fund, Inc.

                    Supplement dated February 27, 2004 to the
                          Prospectus dated May 1, 2003

                      Maxim Ariel Small-Cap Value Portfolio
                                (the "Portfolio")

             Important Notice Regarding Change in Investment Policy

Effective April 30, 2004, please note that the Principal Investment Strategies for the Portfolio described on page 3 of the Prospectus will change so that the Portfolio will:

* Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers classified in the small or medium/small capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase.

* Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

            This supplement should be retained for future reference.